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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - NOVEMBER 2, 1998




                                  GIANT GROUP, LTD.

                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                 DELAWARE               1-4323            23-0622690
      (STATE OR OTHER JURISDICTION   (COMMISSION       (I.R.S. EMPLOYER
            OF INCORPORATION)        FILE NUMBER)     IDENTIFICATION NO.)



          9000 SUNSET BOULEVARD, LOS ANGELES, CALIFORNIA          90069
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (310) 273-5678



                                     NOT APPLICABLE
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            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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          ITEM 5. OTHER EVENTS

               On November 2, 1998, GIANT GROUP, LTD. (the "Company"), Rally's Hamburgers, Inc. and Checkers Drive-In Restaurants, Inc. announced the termination of the Letter of Intent, dated as of September 25, 1998, which had provided for an exclusive negotiation period during which the three companies would seek to enter into an agreement for a merger to combine the three companies. The Company had filed a Current Report on Form 8-K for an event of September 25, 1998 announcing its entry into the Letter of Intent and included a copy of the Letter of Intent as an exhibit thereto.


          ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99.1 Press Release, dated November 2, 1998.


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                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   GIANT GROUP, LTD.



                                   By:      /s/ William H. Pennington
                                        -----------------------------------

                                        Name:     William H. Pennington
                                        Title:    Vice President


          Dated:  November 4, 1998


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                                    Exhibit Index
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               Exhibit        Description
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               99.1         Press Release, dated November 2, 1998.




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